Events After The Reporting Period	12 Months Ended
Dec. 31, 2019
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events After The Reporting Period
30.	EVENTS AFTER THE REPORTING PERIOD

On March 6, 2020, the Company announced that it has entered into a definitive share purchase agreement with Magna Gold Corp. (“Magna”), to sell its wholly-owned subsidiary, Molimentales del Noroeste S.A. de C.V, which owns a 100% interest in the San Francisco Mine and the surrounding mineral concessions. Under the terms of the share purchase agreement, Alio will receive as consideration 9,740,000 common shares of Magna, representing approximately 19.9% of the issued and outstanding common shares of Magna, and $5,000 in cash or a 1% net smelter royalty, due to Alio within twelve months of closing of the transaction.